CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-2

DERIVED INFORMATION   2/27/04

[$330,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$800,000,050]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-2

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 3/01/04 cutoff date.  Approximately 7.4% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

			% of	Gross	Gross	Gross	Gross	Master &
			Balance	Rate	Margin	Lifecap	Lifefloor	Sub Serv
FICO	Count	Balance	(%)	(%)	(%)	(%)	(%)	Fees (%)
<= 0	3	498,799	0.1	8.3	0	0	0	0.52
461 - 470	1	93,891	0	8.87	0	0	0	0.52
491 - 500	7	1,253,580	0.2	9.04	7.33	6.96	9.47	0.52
501 - 510	82	10,626,265	1.3	8.26	6.92	6.82	8.19	0.52
511 - 520	103	14,385,785	1.8	8.2	6.97	6.78	8.17	0.52
521 - 530	138	20,567,466	2.6	8.31	7.08	6.59	8.25	0.52
531 - 540	115	16,330,703	2	8.34	7.3	6.6	8.33	0.52
541 - 550	139	21,185,159	2.7	7.97	7.03	6.45	7.94	0.52
551 - 560	190	25,016,698	3.1	8.06	6.86	6.44	8.03	0.52
561 - 570	253	33,873,478	4.2	8.16	7.42	6.46	8.11	0.52
571 - 580	260	36,997,645	4.6	7.69	7.01	6.47	7.67	0.52
581 - 590	266	39,097,126	4.9	7.65	6.8	6.4	7.55	0.52
591 - 600	220	32,311,730	4	7.49	6.7	6.42	7.36	0.52
601 - 610	239	34,194,496	4.3	7.59	6.52	6.54	7.45	0.52
611 - 620	221	35,816,853	4.5	7.26	6.43	6.53	7.12	0.52
621 - 630	324	51,811,763	6.5	7.46	6.3	6.61	7.22	0.52
631 - 640	334	50,543,805	6.3	7.43	6.46	6.61	7.18	0.52
641 - 650	323	57,757,929	7.2	7.08	6.17	6.65	6.94	0.52
651 - 660	257	44,213,154	5.5	7.2	6.29	6.66	7.04	0.53
661 - 670	271	45,936,502	5.8	7.03	6.21	6.57	6.88	0.53
671 - 680	240	40,935,655	5.1	7.05	6.14	6.65	6.9	0.52
681 - 690	227	40,220,468	5	7.04	6.02	6.68	6.86	0.54
691 - 700	194	34,459,556	4.3	6.86	6.03	6.72	6.74	0.53
701 - 710	143	26,720,037	3.3	7.05	6.15	6.7	6.88	0.52
711 - 720	100	17,705,483	2.2	7.03	6.13	6.69	6.89	0.52
721 - 730	102	18,227,879	2.3	6.88	5.91	6.75	6.54	0.52
731 - 740	84	14,716,247	1.8	7.06	6.15	6.55	6.81	0.52
741 - 750	55	9,859,898	1.2	7.13	6.16	6.79	6.85	0.52
751 - 760	47	9,395,219	1.2	6.9	5.99	6.81	6.75	0.54
761 - 770	29	5,179,537	0.6	7.1	6.13	6.35	6.87	0.57
771 - 780	23	4,550,330	0.6	6.43	5.77	6.49	6.43	0.52
781 - 790	11	1,677,349	0.2	7.29	6	6.39	6.36	0.52
791 - 800	12	1,311,158	0.2	7.13	6.29	6.76	7.12	0.52
801 - 810	6	1,183,352	0.1	6.58	5.55	6.37	6.5	0.52
Total:	5019	798,654,996	100	7.4	6.5	6.58	7.31	0.52

	Sched		Orig	Initial	Periodic	Month
	Rem	Rem	Amort	Cap	Cap	to Next	LTV		Avg
FICO	Term	Amort	Term	(%)	(%)	Adj	(%)	FICOs	Balance
<= 0	355	355	360	0	0	0	80	0	166,266
461 - 470	358	358	360	0	0	0	58	465	93,891
491 - 500	358	358	360	2.54	1.34	29	73.3	500	179,083
501 - 510	356	356	358	2.2	1.32	26	76.2	506	129,589
511 - 520	355	358	360	2.27	1.31	26	74.4	516	139,668
521 - 530	357	357	360	2.57	1.27	25	74.7	525	149,040
531 - 540	355	355	358	2.75	1.19	24	73.4	536	142,006
541 - 550	357	357	359	2.83	1.12	25	77.3	546	152,411
551 - 560	350	353	355	2.84	1.14	24	78.2	556	131,667
561 - 570	354	355	357	2.87	1.11	24	79.6	565	133,887
571 - 580	355	356	358	2.89	1.12	24	81.4	576	142,299
581 - 590	355	355	357	2.81	1.16	24	80.5	585	146,982
591 - 600	354	354	356	2.84	1.16	24	82	596	146,871
601 - 610	352	354	356	2.74	1.24	24	80.9	606	143,073
611 - 620	353	353	356	2.8	1.22	26	80.7	616	162,067
621 - 630	353	353	356	2.84	1.27	27	82	626	159,913
631 - 640	351	351	353	2.72	1.26	27	81.8	636	151,329
641 - 650	354	354	357	2.68	1.24	27	81.7	645	178,817
651 - 660	353	353	356	2.72	1.27	27	81.2	655	172,036
661 - 670	355	356	358	2.71	1.24	26	81.7	665	169,507
671 - 680	354	354	356	2.65	1.24	26	80.2	675	170,565
681 - 690	354	355	357	2.63	1.27	27	81.2	685	177,183
691 - 700	356	356	358	2.64	1.31	27	79.5	695	177,627
701 - 710	354	355	357	2.73	1.32	25	83.5	706	186,853
711 - 720	357	357	360	2.79	1.26	27	81.6	715	177,055
721 - 730	352	352	355	2.75	1.26	27	81.9	725	178,705
731 - 740	351	353	356	2.93	1.27	26	80.9	736	175,193
741 - 750	357	357	360	2.85	1.31	27	82.1	745	179,271
751 - 760	357	357	359	2.87	1.27	24	83.2	755	199,898
761 - 770	354	354	357	2.89	1.19	28	81.4	766	178,605
771 - 780	357	357	360	2.74	1.2	25	78.3	777	197,840
781 - 790	357	357	360	3	1.2	21	87.6	786	152,486
791 - 800	355	355	358	2.56	1.38	22	80.2	795	109,263
801 - 810	358	358	360	2.6	1.19	22	78.7	806	197,225
Total:	354	354	357	2.74	1.23	26	80.5	633	159,126